UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

February 5, 2015

EXELIS INC.

(Exact name of Registrant as specified in its charter)

Indiana	001-35228	45-2083813
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1650 Tysons Boulevard, Suite 1700

McLean, Virginia

(Address of principal executive offices) (Zip Code)

(703) 790-6300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Agreement and Plan of Merger

On February 5, 2015, Exelis Inc. (“Exelis”), Harris Corporation (“Harris”) and Harris Communication Solutions (Indiana), Inc., a wholly owned subsidiary of Harris (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub will be merged with and into Exelis (the “Merger”), with Exelis to be the surviving corporation in the merger (the “Surviving Corporation”) and a wholly owned subsidiary of Harris. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Exelis common stock will be canceled and converted into the right to receive consideration equal to $16.625 in cash and 0.1025 Harris common shares. Such consideration represents a value of $23.75 per share for Exelis common stock, with an enterprise value of $4.75 billion.

The closing of the Merger is expected to occur during the second quarter of 2015, subject to the satisfaction of customary closing conditions, including, among other things: (1) the approval of the Merger Agreement and the Merger by Exelis’ shareholders; (2) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (3) receipt of required regulatory approvals, including all consents required to be obtained from the Federal Communications Commission pursuant to communications laws in connection with the Merger; (4) the absence of certain legal impediments preventing the consummation of the Merger; (5) the approval by the New York Stock Exchange of the listing of Harris common shares issuable to Exelis shareholders under the Merger Agreement; (6) the effectiveness of the registration on Form S-4 to be filed by Harris relating to the Harris common shares to be issued in the Merger; (7) the truth of the representations and warranties of the parties and the compliance of the parties with their respective covenants, subject to customary qualifications including with respect to materiality; and (8) the absence of a material adverse effect occurring with respect to Exelis.

Each of Exelis and Harris has made customary representations, warranties and covenants in the Merger Agreement. Exelis’ covenants and agreements include, among other things: (1) subject to certain conditions, to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the completion of the Merger; and (2) not to solicit or initiate discussions with third parties regarding alternative transactions and to respond to proposals regarding such alternative transactions only in accordance with the terms of the Merger Agreement. Harris’ covenants and agreements include, among other things: (1) to conduct its business subject to certain limitations set forth in the Merger Agreement during the period between the execution of the Merger Agreement and the completion of the Merger, subject to certain conditions; and (2) to prepare and file with the SEC a registration statement on Form S-4 to register the securities issuable to Exelis stockholders under the Merger Agreement.

The foregoing description of the Merger Agreement contained in Item 1.01 of this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing summary has been included to provide investors and security holders with information regarding its terms and is qualified in its entirety by the terms and conditions of the Merger Agreement. Except for its status as a contractual document that establishes and governs the legal relations among the parties with respect to the transactions described therein, the Merger Agreement is not intended to be a source of factual, business, or operational information about the parties. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to that agreement, and may be subject to limitations agreed among those parties, including being qualified by confidential disclosures among those parties. Instead of establishing matters as facts, the representations and warranties may have been made to allocate risks contractually among the parties, including where the parties do not have complete knowledge of all facts. Furthermore, those representations and warranties may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on representations, warranties, covenants, or any descriptions thereof as characterizations of the actual state of facts or condition of the parties.

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 6, 2015, Harris and Exelis issued a joint press release (the “Press Release”). In addition to announcing the entry into the Merger Agreement, the Press Release provides certain preliminary results for Exelis for the year ended December 31, 2014. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being “furnished” to the Securities and Exchange Commission and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. Furthermore, the information contained in Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference into any filing made by Exelis under the Securities Act of 1933 or the Exchange Act, except as set forth by specific reference in such filing.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995

This communication contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA. These statements, as they relate to Exelis and Harris, the management of either such company or the proposed transaction between Exelis and Harris, involve risks and uncertainties that may cause results to differ materially from those set forth in the statements. These statements are based on current plans, estimates and projections, and therefore, you are cautioned not to place undue reliance on them. No forward-looking statement can be guaranteed, and actual results may differ materially from those projected. Exelis and Harris undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise, except to the extent required by law. Forward-looking statements are not historical facts, but rather are based on current expectations, estimates, assumptions and projections about the business and future financial results, and other legal, regulatory and economic developments. We use words such as “anticipates,” “believes,” “plans,” “expects,” “projects,” “future,” “intends,” “may,” “will,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “guidance,” and similar expressions to identify these forward-looking statements that are intended to be covered by the safe harbor provisions of the PSLRA. Actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors, including: the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; restrictions imposed by outstanding indebtedness and indebtedness incurred in connection with the transactions; worldwide and regional economic, business, and political conditions; changes in customer demand and requirements; business cycles and other industry conditions; the timing of new services or facilities; ability to compete with others in the industries in which Exelis and Harris operate; effects of compliance with laws; fluctuations in the value of currencies in major areas where operations are located; matters relating to operating facilities; effect and costs of claims (known or unknown) relating to litigation and environmental remediation; ability to develop and further enhance technology and proprietary know-how;

ability to attract and retain key personnel; escalation in the cost of providing employee health care; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the failure to obtain governmental approvals of the transaction on the proposed terms and schedule, and any conditions imposed on the combined company in connection with consummation of the merger; the failure to obtain approval of the merger by the shareholders of Exelis and the failure to satisfy various other conditions to the closing of the merger contemplated by the merger agreement; and the risks that are described from time to time in Exelis’ and Harris’ respective reports filed with the SEC, including Exelis’ annual report on Form 10-K for the year ended December 31, 2013 and quarterly reports on Form 10-Q for the quarters ended March 31, 2014, June 30, 2014 and September 30, 2014, and Harris’ annual report on Form 10-K for the year ended June 27, 2014 and quarterly report on Form 10-Q for the quarter ended September 26, 2014, in each case, as such reports may have been amended. This document speaks only as of its date, and Exelis and Harris each disclaims any duty to update the information herein.

Additional Information and Where to Find It

In connection with the proposed transaction, a registration statement on Form S-4 will be filed with the SEC. EXELIS SHAREHOLDERS ARE ENCOURAGED TO READ THE REGISTRATION STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS THAT WILL BE PART OF THE REGISTRATION STATEMENT, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The final proxy statement/prospectus will be mailed to shareholders of Exelis. Investors and security holders will be able to obtain the documents free of charge at the SEC’s web site, www.sec.gov, from Harris at its web site, www.harris.com, or from Exelis at its web site, www.exelisinc.com, or 1650 Tysons Blvd. Suite 1700, McLean, VA 22102, attention: Corporate Secretary.

Participants In Solicitation

Exelis and Harris and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed merger. Information concerning Exelis’ participants is set forth in the proxy statement, dated March 26, 2014, for Exelis’ 2014 annual meeting of shareholders as filed with the SEC on Schedule 14A. Information concerning Harris’ participants is set forth in the proxy statement, dated September 9, 2014, for Harris’ 2014 annual meeting of shareholders as filed with the SEC on Schedule 14A. Additional information regarding the interests of participants of Exelis and Harris in the solicitation of proxies in respect of the proposed merger will be included in the registration statement and proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 5, 2015, by and among Exelis Inc., Harris Corporation and Harris Communication Solutions (Indiana), Inc.*

99.1	Joint press release announcing definitive merger agreement

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELIS INC.

Date: February 5, 2015	By:	/s/ James J. Wallace
James J. Wallace
Deputy General Counsel and Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated February 5, 2015, by and among Exelis Inc., Harris Corporation and Harris Communication Solutions (Indiana), Inc.*

99.1	Joint press release announcing definitive merger agreement

*	Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be provided to the Securities and Exchange Commission upon request.